UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2009

ACCURIDE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN	47715
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.02.  Termination of a Material Definitive Agreement.

Accuride Corporation (the “Company”) and its domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware on October 8, 2009.  In connection therewith, on November 2, 2009, pursuant to an order of the bankruptcy court, the following agreements were rejected: (1) the Lease Agreement, dated August 19, 2003, as amended, by and between Sansome Pacific Properties, Inc (as successor in interest to Bristol Rail Associates, LLC) and Gunite Corporation, regarding a warehouse property in Bristol, Indiana (filed as Exhibit 10.20 to the Company’s Annual Report on Form 10-K for 2008), with such rejection to be effective as of October 8, 2009 (the “Petition Date”); (2) the Lease Agreement, dated as of February 12, 2007, by and between Imperial Group, LP, and Northgate Investors, LLC, regarding a former manufacturing facility in Madison, Tennessee (filed as Exhibit 10.37 to the Company’s Annual Report on Form 10-K for 2008), with such rejection to be effective as of the Petition Date; (3) the Lease Agreement, dated August 13, 2002, by and between Fink Management, LLC and Gunite Corporation, regarding a factory in Elkhart, Indiana (filed as Exhibit 10.21 to the Company’s Annual Report on Form 10-K for 2008), with such rejection to be effective as of the Petition Date; (4) the Lease Agreement, dated October 19, 1989, as amended, between Accuride Corporation and The Package Company, L.L.C. (as successor in interest to Taylor Land & Co.), regarding a warehouse property in Taylor, Michigan (filed as Exhibit 10.16 to the Company’s Annual Report on Form 10-K for 2008), with such rejection to be effective as of the Petition Date; and (5) the Commercial Lease Agreement, effective January 1, 2008, between Accuride Erie L.P. and Sarum Management, Inc., regarding a factory in Cuyahoga Falls, Ohio (filed as Exhibit 10.6 to the Company’s Annual Report on Form 10-K for 2008), with such rejection to be effective as of the date the Debtors deliver the keys to the landlord.

Item 8.01.  Other Events.

On November 2, 2009, Debtors received final approval from the bankruptcy court for the Senior Secured Superpriority Debtor-in-Possession Credit Agreement, among the Company, Deutsche Bank Trust Company Americas, as administrative agent, and the other agents and parties thereto (the “DIP Credit Agreement”). The Company previously received interim approval from the bankruptcy court and entered into the DIP Credit Agreement on October 9, 2009.  The terms of the DIP Credit Agreement are disclosed in the Company’s Form 8-K filed on October 13, 2009.

Additionally, on November 2, 2009, the bankruptcy court approved, among other things, the assumption of the Convertible Notes Commitment Agreement entered into in connection with the Company’s pre-negotiated plan of financial reorganization, as described in the Company’s Form 8-K filed on October 8, 2009.  The Convertible Notes Commitment Agreement was filed as Exhibit 10.3 to the October 8, 2009 Form 8-K.

On November 3, 2009, the Company issued a press release announcing the events disclosed in this Item 8.01.  A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1         Press Release, dated November 3, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION

Date:	November 6, 2009	/s/ James H. Woodward, Jr.
James H. Woodward, Jr.
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 3, 2009.